SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2008 (May 14, 2008)
Date of Report (Date of earliest event reported)

Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan 48168
(Address of principal executive offices) (Zip Code)

(734) 737-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On May 14, 2008, Hayes Lemmerz International, Inc. (the “Company”) issued a press release announcing that James A. Yost, its Executive Vice President and Chief Financial Officer, will be resigning to accept a similar position at Dana Holding Corporation. His resignation will be effective May 21, 2008.

ITEM 9.01.	Financial Statements and Exhibits.
(c)    Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: May 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Issued by Hayes Lemmerz International, Inc. on May 14, 2008.